SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): NOVEMBER 24, 2003

                       FNB FINANCIAL SERVICES CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NORTH CAROLINA                  0-13086            56-1382275
       -----------------------------     ------------      -------------------
       (State or other jurisdiction      (Commission        (IRS Employer
           of incorporation)             File Number)      Identification No.)




                              202 SOUTH MAIN STREET
                        REIDSVILLE, NORTH CAROLINA 27320
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (336) 342-3346


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     The Registrant publicly announced on November 24, 2003 the actions of its Board of Directors declaring a five-for-four stock split, effected as a 25% stock dividend, of FNB Financial Services Corporation's common shares, payable on December 26, 2003 to shareholders of record as of December 12, 2003, and a 7.1% increase in the quarterly cash dividend which is payable on December 26, 2003 to shareholders of record as of December 12, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and incorporated by reference.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         FNB Financial Services Corporation
                                         (Registrant)


Date: November 24, 2003                  /s/ Michael. W. Shelton
                                         ----------------------------------
                                         Michael W. Shelton,
                                         Vice President, Secretary and Treasurer


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

                 EXHIBIT INDEX


       Exhibit No.               Description
       -----------               -----------

         99.1           Press Release of the Registrant distributed November 24,
                        2003.




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